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                                                                    EXHIBIT 10.K



                          WAIVER AND SECOND AMENDMENT


                 WAIVER AND SECOND AMENDMENT, dated as of January 27, 1994 (this "Waiver and Amendment"), among Wyman-Gordon Company (the "Company"), Scaled Composites, Inc., Wyman-Gordon Investment Castings, Inc., Precision Founders Inc., Wyman-Gordon Composite Technologies, Inc., Wyman-Gordon FISC, Ltd., Reisner Metals, Inc., WG-Rome Corporation, Wyman-Gordon Securities Corporation and Wyman-Gordon Composites, Inc. (together with the Company, the "Credit Parties") and The CIT Group/Business Credit, Inc. ("CITBC").

                              W I T N E S S E T H:

         WHEREAS, the Credit Parties and CITBC are parties to a Financing Agreement, dated March 8, 1993, as heretofore amended (as so amended, the "Financing Agreement");

         WHEREAS, the Company is in non-compliance with the provisions of Sections 7.8, 7.12 and 7.13 of the Financing Agreement as in effect immediately prior to the effectiveness of this Waiver and Amendment;

         WHEREAS, the Credit Parties have requested that CITBC waive such non-compliance and agree to certain amendments to the Financing Agreement;

         WHEREAS, CITBC is willing to so waive and agree on the condition that certain other amendments herein set forth be made to the Financing Agreement, and on the other terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Waiver and Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Credit Parties and CITBC hereby agree as follows:

                 SECTION I.. DEFINED TERMS. As used in this Waiver and Amendment, terms defined in the Financing Agreement and not otherwise defined herein shall have the meanings set forth in the Financing Agreement.

                 SECTION II.. AMENDMENTS TO FINANCING AGREEMENT. Effective as of October 30, 1993, the Financing Agreement shall be amended as follows:

                 A. The definition of the term "Interest Coverage" set forth in Section 1 of the Financing Agreement shall be deleted in its entirety.
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                 B.       The definition of the term "Line of Credit Fee" set
forth in Section 1 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

                 LINE OF CREDIT FEE shall: (i) mean the fee due CITBC at the end of each month for the Line of Credit, and (ii) be determined by multiplying the difference between the Line of Credit and the sum of
         (a) the average daily amount of the Liquidity Reserve for said month,
         (b) the average aggregate daily Revolving Loans of the Borrowers for said month and (c) the average aggregate daily amount available to be drawn under all outstanding Letters of Credit of the Borrowers for said month, by one-half of one percent (0.5%) per annum for the number of days in said month.

                 C. A new definition of the term "Liquidity Reserve" shall be added to Section 1 of the Financing Agreement in correct alphabetical order and shall read as follows:

                 LIQUIDITY RESERVE shall mean, as to all Borrowers, a reserve in the amount of up to Ten Million Dollars ($10,000,000) which CITBC shall establish and maintain as a reserve from, and reduction of, Availability on and after March 31, 1994, unless prior to such date either

                          (i) the Company shall have received from General
                 Electric Aircraft Engines or its affiliate, between January 1, 1994 and March 30, 1994, a sum of not less than Sixteen Million Dollars ($16,000,000) in cash pursuant to the GE90 Program (the "GEAE 1st Quarter Payment"); PROVIDED, HOWEVER, that if the amount received from General Electric Aircraft Engines or its affiliate shall be less than $16,000,000, then such reserve shall be established by CITBC in an amount equal to (a) $10,000,000 MINUS (b) the product of (1) the amount of the payment that the Company actually receives from General Electric Aircraft Engines or its affiliate and (2) a fraction, the numerator of which is five (5) and the denominator of which is eight (8), or

                          (ii) the Company and General Electric Aircraft
                 Engines shall have entered into an agreement or commitment, in form and substance satisfactory to CITBC, pursuant to which General Electric Aircraft Engines or its affiliate shall have agreed to pay to the Company the GEAE 1st Quarter Payment not later than the date or dates specified therein, in cash and without setoff or deduction; PROVIDED, HOWEVER, that such reserve shall be reinstated in the event that such agreement or commitment is terminated, waived, amended, supplemented or modified in a manner which, in CITBC's




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                 judgment, materially adversely affects the payment terms
                 thereof with respect to the Company,

         and which reserve, if established, shall be released (subject to clause (ii) above) when the Company shall have received the GEAE 1st Quarter Payment in full in cash from General Electric Aircraft Engines or entered into such agreement or commitment.

                 D. The words "net interest expense" in the definition of the term "EBITDA" set forth in Section 1 of the Financing Agreement shall be deleted, and the words "Net Interest Expense" shall be substituted therefor.

                 E. The second unnumbered paragraph of Section 3.1 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

                 Revolving Loans for any Borrower may be made from time to time, provided, that, any such Loan shall not when made exceed an amount (such amount being the "Availability") equal to the lesser of
         (x) the excess of (i) the Line of Credit MINUS the sum of the aggregate Availability Reserve applicable to all Borrowers and the applicable Liquidity Reserve, over (ii) the sum of the aggregate outstanding principal amount of Revolving Loans made to all Borrowers and the aggregate undrawn and unreimbursed amount of Letters of Credit issued on behalf of the Company and (y) the excess of (i) the Borrowing Base applicable to such Borrower, MINUS the sum of the Availability Reserve applicable to such Borrower and, if such Borrower is the Company, the applicable Liquidity Reserve, over (ii) the outstanding principal amount of Revolving Loans made to such Borrower,PLUS, with respect to the Company, the aggregate undrawn and unreimbursed amount of Letters of Credit issued on behalf of such Borrower.

                 F. Subsection (b) of Section 4.1 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

                 (b) the aggregate undrawn and unreimbursed amount of all outstanding Letters of Credit issued on behalf of the Company, PLUS the aggregate outstanding principal amount of all Revolving Loans made to all Borrowers, may not at any time exceed the Line of Credit MINUS the sum of the aggregate Availability Reserve applicable to all Borrowers and the applicable Liquidity Reserve;

                 G. Subsection (c) of Section 4.1 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:





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         1.  the aggregate undrawn and unreimbursed amount of all outstanding
         Letters of Credit issued on behalf of the Company, PLUS the aggregate outstanding principal amount of all Revolving Loans made to the Company, may not at any time exceed the Company's Borrowing Base, MINUS the sum of the Company's Availability Reserve and the applicable Liquidity Reserve; and

                 H. Section 7.8 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

                 7.8  MINIMUM TANGIBLE NET WORTH.  The Company shall maintain at all times during each fiscal period set forth below a Tangible Net
         Worth of not less than the amounts set forth opposite the respective fiscal periods:
                 Period                            Minimum Tangible Net Worth
                 ------                            --------------------------
         Prior to and including
                 November 30, 1993                          $105,000,000
         December 1, 1993 through
                 December 31, 1993                          $ 99,500,000
         January 1, 1994 through
                 March 31, 1994                             $ 88,500,000
         April 1, 1994 through
                 June 30, 1994                              $ 87,500,000
         July 1, 1994 through
                 November 30, 1994                          $ 86,500,000
         On December 1, 1994 and
                 at all times
                 thereafter                                 $ 89,700,000


                 I. Section 7.12 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

                 7.12  ADJUSTED QUICK RATIO.  The Company shall maintain at all times during each fiscal quarter set forth below an Adjusted Quick
         Ratio of at least the ratio set forth opposite the respective fiscal quarters:
                 Fiscal Quarters                            Ratio
                 ---------------                            -----
                 March 1994                                 1.32
                 June 1994                                  1.38
                 September 1994                             1.42
                 December 1994 and
                    at all times thereafter                 1.58





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                 J.       Section 7.13 of the Financing Agreement shall be
deleted in its entirety, and the following shall be substituted therefor:

                 7.13 EBITDA. The Company shall have, at the last day of each fiscal period set forth below, cumulative EBITDA of at least the amount set forth opposite the respective fiscal periods (it being understood that, if the amount set forth below for any such period is a negative number, the negative magnitude of the Company's cumulative
         EBITDA at the last day of such period shall not exceed such negative amount):

         FISCAL PERIODS                                             COVERAGE
         --------------                                             --------
         12 months ended December 31, 1993                          ($ 2,500,000)
         3 months ended March 31, 1994                              ($11,400,000)
         6 months ended June 30, 1994                               ($ 9,000,000)
         9 months ended September 30, 1994                          ($ 6,300,000)
         12 months ended December 31, 1994                          ($ 2,000,000)

         The required minimum cumulative EBITDA coverage for each fiscal period after December 31, 1994 shall be established by CITBC not later than December 31, 1994 based upon and consistent with the quarterly financial budget prepared by the Company pursuant to clause (a) of
         Section 7.7 hereof and approved by CITBC.

                 SECTION III..  WAIVER.      Upon the effectiveness of this
Waiver and Amendment and in reliance upon the representations set forth in
Section 6 hereof, CITBC hereby waives any Default or Event of Default that has occurred or exists arising from, or as a result of, solely the Company's noncompliance with the provisions of Sections 7.8, 7.12 and 7.13 of the Financing Agreement as such provisions were in effect immediately prior to the effectiveness of this Waiver and Amendment.

                 SECTION IV..  WAIVER AND AMENDMENT FEE.    In order to induce
CITBC to enter into this Waiver and Amendment, the Borrowers, jointly and severally, shall, simultaneously with the execution of this Waiver and Amendment, pay to CITBC an amendment fee (the "Waiver and Amendment Fee") in the aggregate amount of $10,000.

                 SECTION V.. CONDITIONS TO EFFECTIVENESS. This Waiver and Amendment shall be effective as of the date first above written when CITBC shall have received 1. counterparts of this Waiver and Amendment executed by all of the Credit Parties, and 2. payment of the Waiver and Amendment Fee.

                 SECTION VI..  REPRESENTATIONS AND WARRANTIES.  The





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Credit Parties hereby each represent and warrant to CITBC that 1. the execution, delivery and performance of this Waiver and Amendment by each of the Credit Parties are within their respective corporate powers and have been duly authorized by all necessary corporate action, 2. no consent, approval, authorization of, or declaration or filing with, any Governmental Body, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Waiver and Amendment except for those already duly obtained, 3. this Waiver and Amendment has been duly executed by each of the Credit Parties and constitutes the legal, valid and binding obligation of each of the Credit Parties, enforceable against them in accordance with its terms, 4. the execution, delivery and performance by each of the Credit Parties of this Waiver and Amendment does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Credit Party or any of its Subsidiaries by reason of the terms of a. any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Credit Party or such Subsidiary is a party or which is binding upon it, b. any requirement of Governmental Rule applicable to such Credit Party or such Subsidiary, or c. the Certificate or Articles of Incorporation or By-Laws of such Credit Party or such Subsidiary, 5. the representations and warranties contained in the Financing Agreement and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); and 6. other than the Company's noncompliance with the provisions of Sections 7.8, 7.12 and 7.13 of the Financing Agreement as such provisions were in effect immediately prior to the effectiveness of this Waiver and Amendment, there exists no Default or Event of Default (including, without limitation, no Default or Event of Default with respect to the provisions of Sections 7.8, 7.12 or 7.13 of the Financing Agreement as amended hereby).

                 SECTION VII..  REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

                 A. Upon the effectiveness of this Waiver and Amendment, on and after the effective date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

                 B. Except as specifically amended herein, all of the terms of the Financing Agreement shall remain unchanged and in full force and effect.





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                 C.       Except as specifically provided herein, the
execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of CITBC under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents.

                 SECTION VIII.. EXECUTION IN COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                 SECTION IX.. GOVERNING LAW. This Waiver and Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                 SECTION X.. HEADINGS. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment or be given any substantive effect.

                 SECTION XI.. ENTIRE AGREEMENT. This Waiver and Amendment, the Financing Agreement and the other Loan Documents constitute the entire agreement between the Credit Parties and CITBC; supersede any prior agreements; can be changed only by a writing signed by each Borrower and CITBC; and shall bind and benefit each Credit Party and CITBC and their respective successors and assigns.


                 IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first above written.


                                    WYMAN-GORDON COMPANY

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. - Finance and Treasurer
                                          -----------------------


                                    SCALED COMPOSITES, INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: Vice President
                                          -----------------------





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                                    WYMAN-GORDON INVESTMENT
                                      CASTINGS, INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------




                                    PRECISION FOUNDERS INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------



                                    WYMAN-GORDON COMPOSITE
                                      TECHNOLOGIES, INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: Vice President
                                          -----------------------



                                    WYMAN-GORDON FISC, LTD.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------



                                    REISNER METALS, INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------



                                    WG-ROME CORPORATION

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------



                                    WYMAN GORDON SECURITIES CORPORATION

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------




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                                    WYMAN-GORDON COMPOSITES, INC.

                                    By:  /s/ Luis E. Leon
                                        -------------------------

                                    Title: V.P. and Treasurer
                                          -----------------------



                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By:  /s/ Frank A. Grimaldi
                                        -------------------------

                                    Title: AVP
                                          -----------------------





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